UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 24, 2003
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

            Utah                                           87-0500306
(State or other jurisdiction of                  (IRS Employer Identification
         incorporation)                                       Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

Former name or former address, if changed since last report: Not Applicable



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Item 9.  Regulation FD Disclosure

On June 24, 2003, USANA Health Sciences, Inc. issued a press release updating its estimate for sales and earnings per share for the second quarter of fiscal 2003. The press release dated June 24, 2003 updated the previous sales and earnings per share guidance provided by the company in a press release dated April 15, 2003, previously furnished on Form 8-K. A copy of the press release dated June 24, 2003 is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           USANA HEALTH SCIENCES, INC.




                           By:  /s/ Gilbert A. Fuller
                              ---------------------
                              Gilbert A. Fuller, Chief Financial Officer

Date: June 25, 2003